                                                                    EXHIBIT 99.1

                           PEABODY ENERGY CORPORATION

                             LETTER OF TRANSMITTAL

                             OFFER TO EXCHANGE ITS
                          6 7/8% SENIOR NOTES DUE 2013

           (REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED)
                       FOR ANY AND ALL OF ITS OUTSTANDING
                          6 7/8% SENIOR NOTES DUE 2013

                PURSUANT TO THE PROSPECTUS DATED JUNE    , 2003

THE REGISTERED EXCHANGE OFFER AND WITHDRAWAL PERIOD WILL EXPIRE AT MIDNIGHT, NEW
                                YORK CITY TIME,
          ON           , 2003, UNLESS EXTENDED (THE "EXPIRATION DATE")

      The Exchange Agent (the "Exchange Agent") for the Exchange Offer is:

                          US BANK NATIONAL ASSOCIATION

  By Mail or Overnight Delivery:             By Facsimile:                    By Hand Delivery:
      U.S. Bank Trust Center        (for Eligible Institutions only)        U.S. Bank Trust Center
      180 East Fifth Street                  (651) 244-1537                 180 East Fifth Street
        St. Paul, MN 55101           Attention: Specialized Finance           St. Paul, MN 55101
  Attention: Specialized Finance                 Group                  Attention: Specialized Finance
              Group                      Confirm by Telephone:                      Group
                                             (800) 934-6802

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

     This Letter of Transmittal is being furnished by Peabody Energy Corporation (the "Company") in connection with its offer to exchange its 6 7/8% Senior Notes due 2013 (the "Restricted Notes"), that were issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Act"), under an Indenture dated as of March 21, 2003 (the "Indenture") between the Company, the Subsidiary Guarantors (as defined therein) and US Bank National Association, as trustee (the "Trustee"), for a like amount of its newly issued
6 7/8% Senior Notes due 2013 (the "Exchange Notes") that have been registered under the Act. The Company has prepared and delivered to holders of the
Restricted Notes a Prospectus dated June   , 2003 (the "Prospectus"). The
Prospectus, this Letter of Transmittal and the related materials together constitute the Company's offer (the "Exchange Offer").

     For each Restricted Note accepted for exchange, the holder will receive an Exchange Note having a principal amount equal to that of the surrendered Restricted Note. The Exchange Notes will bear interest from the most recent date to which interest has been paid on the Restricted Notes, or if no interest has been paid, from September 15, 2003. Accordingly, registered holders of Exchange Notes on the relevant record date for the first interest payment date following completion of the exchange offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from September 15, 2003. Restricted Notes accepted for exchange will cease to accrue interest from and after the date of completion of the Exchange Offer. Holders whose Restricted Notes are accepted for exchange will not receive any payment of interest on the Restricted Notes otherwise payable on any interest payment date the record date for which occurs after completion of the exchange offer.

     The exchange offer will expire at midnight, New York City time, on
[               ], 2003 (the "Expiration Date") unless extended, in which case the term "Expiration Date" shall mean the last time and date to which the exchange offer is extended.

     This Letter of Transmittal is to be completed by a holder (a) if certificates representing Restricted Notes are to be physically delivered to the Exchange Agent herewith by the holder, (b) if tender of Restricted Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") through the DTC Automated Tender Offer Program ("ATOP"), and an Agent's Message (as defined below) is not delivered as provided in the next paragraph, or (c) if tenders are to be made according to the guaranteed delivery procedures set forth in the prospectus under "The Exchange
Offer -- Guaranteed Delivery Procedures."

     Holders of Restricted Notes who wish to tender but whose certificates are not immediately available, or who are unable to deliver their certificates (or confirmation of the book-entry transfer of their Restricted Notes into the Exchange Agent's account at DTC) and all other documents required hereby to the Exchange Agent before the Expiration Date, must tender their Restricted Notes according to the guaranteed delivery procedures set forth in "The Exchange
Offer -- Guaranteed Delivery Procedures" in the Prospectus. See Instructions 1 and 4. Holders of Restricted Notes who are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute their tender through ATOP. DTC participants that are accepting the exchange offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message (as defined below) to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the exchange offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent's Message. Accordingly, this Letter of Transmittal need not be completed by a holder tendering through ATOP. As used herein, the term "Agent's Message" means, with respect to any tendered Restricted Notes, a message transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, stating that DTC has received an express acknowledgment from each tendering participant to the effect that, with respect to those Restricted Notes, the participant has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against the participant. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     THE METHOD OF DELIVERY OF THE BOOK-ENTRY CONFIRMATION OR CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, WE RECOMMEND USING REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE DELIVERY PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND LETTER OF TRANSMITTAL SHOULD BE DIRECTED TO THE EXCHANGE AGENT AT
(800) 934-6802 OR AT ITS ADDRESS SET FORTH ABOVE.

     Holders who wish to tender their Restricted Notes must complete Box 1, Box 2 and Box 4 and must sign this Letter of Transmittal in Box 4.

                                     BOX 1
                           TENDER OF RESTRICTED NOTES

[ ] CHECK HERE IF CERTIFICATES REPRESENTING THE TENDERED RESTRICTED NOTES ARE ENCLOSED WITH THIS LETTER OF TRANSMITTAL.

[ ] CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: -------------------------------------------------
Account Number: ----------------------------------------------------------------
Transaction Code Number: -------------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY SENT TO THE EXCHANGE AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

 Name(s) of Registered Owner(s): -----------------------------------------------
 Window Ticket Number (if any): ------------------------------------------------
 Date of Execution of Notice of Guaranteed Delivery: --------------------------- Name of Eligible Institution which Guaranteed Delivery: -----------------------

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED RESTRICTED NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

     List below the Restricted Notes being tendered herewith. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Restricted Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.

                                                            BOX 2
                                          DESCRIPTION OF RESTRICTED NOTES TENDERED
 All Tendering Holders of 6 7/8% Senior Notes Due 2013 Complete This Box:
                                         Description of 6 7/8% Senior Notes due 2013
                                                                                      Aggregate
                                                                                   principal amount
    Name(s) and address(es) of registered holder(s)           Certificate           represented by           Aggregate
            exactly as name(s) appear(s) on                   number(s) of            principal           principal amount
      Restricted Notes, or on a security position          Restricted Notes*        certificate(s)           tendered**

                                                          TOTAL:
 *  DOES NOT need to be completed if Restricted Notes are tendered by book-entry transfer.
 ** Unless otherwise indicated, the holder will be deemed to have tendered the entire face amount of all Restricted Notes represented by tendered certificates. See Instruction 4.

     If not already printed above, the name(s) and address(es) of the registered holder(s) should be printed exactly as they appear on the certificate(s) representing the Restricted Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of those Restricted Notes.

                                     BOX 3
                     SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 1 AND 2)
--------------------------------------------------------------------------------

    Complete the information in the blanks               Complete the following only if
below this paragraph ONLY if (1) either (a)          certificates for Exchange Notes or for
the Exchange Notes issued in exchange for            unexchanged Restricted Notes are to be sent
Restricted Notes tendered hereby, or (b)             to someone other that the person named above
Restricted Notes in a principal amount not           or to that person at an address other than
tendered or not accepted for exchange, are           that shown in Box 2 entitled "Description of
to be issued or reissued in the name of              Restricted Notes Tendered."
someone other than the person(s) whose
signature(s) appear(s) within this Letter of
Transmittal or sent to an address different
from that shown in Box 2 entitled
"Description of Restricted Notes Tendered"
within this Letter of Transmittal, or if (2)
either (a) the Exchange Notes that are
delivered by book-entry transfer, or (b) the
Restricted Notes delivered by book-entry
transfer that are not accepted for exchange,
are to be returned by credit to an account
maintained by DTC other than the account
indicated in Box 1 above entitled "Tender of
Restricted Notes."
Issue Exchange Notes or return unexchanged
Restricted Notes to:

Name:                                                Name:
--------------------------------------------         --------------------------------------------
Address:                                             Address:
--------------------------------------------         --------------------------------------------
--------------------------------------------         --------------------------------------------
(Include Zip Code)                                   (Include Zip Code)
--------------------------------------------         --------------------------------------------
(Tax Identification or Social Security               (Tax Identification or Social Security
Number)                                              Number)
                                                     (See Substitute Form W-9 herein)

[ ] Credit Exchange Notes or unexchanged
    Restricted Notes delivered by book-entry
    transfer to the DTC account set forth
    below:
--------------------------------------------
--------------------------------------------
--------------------------------------------

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
      PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned is a holder of 6 7/8% Senior Notes due 2013 (the "Restricted Notes") issued by Peabody Energy Corporation (the "Company") under an Indenture dated as of March 21, 2003 (the "Indenture") between the Company, the Subsidiary Guarantors (as defined therein) and US Bank National Association, as trustee (the "Trustee").

     The undersigned acknowledges receipt of the Prospectus dated June   , 2003
(the "Prospectus") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $650,000,000 of its newly issued 6 7/8% Senior Notes due 2013 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Act"), for a like amount of its Restricted Notes that were issued and sold in a transaction exempt from registration under the Act.

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus, and in accordance with this Letter of Transmittal, the principal amount of Restricted Notes indicated in Box 2 above entitled "Description of Restricted Notes Tendered" under the column heading "Aggregate principal amount tendered" (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Restricted Notes described in that table). The undersigned acknowledges and agrees that Restricted Notes may not be tendered except in accordance with the procedures set forth in the Prospectus and this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the Restricted Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Restricted Notes that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer. By executing this Letter of Transmittal, subject to and effective upon acceptance for exchange of the Restricted Notes tendered therewith, the undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Restricted Notes, with full powers of substitution and revocation (such powers of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Restricted Notes and all evidences of transfer and authenticity to, or transfer ownership of such Restricted Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Restricted Notes for transfer of ownership on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Restricted Notes, all in accordance with the terms and conditions of the Exchange Offer.

     If the undersigned is not the registered holder of the Restricted Notes listed in Box 2 above labeled "Description of Restricted Notes Tendered" under the column heading "Aggregate principal amount tendered" or such registered holder's legal representative or attorney-in-fact, then in order to validly consent, the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to deliver a Letter of Transmittal in respect of such Restricted Notes on behalf of the registered holder thereof, and that proxy is being delivered with this Letter of Transmittal.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, ASSIGN AND TRANSFER THE RESTRICTED NOTES TENDERED HEREBY, AND THAT WHEN THOSE RESTRICTED NOTES ARE ACCEPTED FOR EXCHANGE BY THE COMPANY, THE COMPANY WILL ACQUIRE GOOD AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THOSE RESTRICTED NOTES WILL NOT BE SUBJECT TO ANY ADVERSE CLAIMS. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE EXCHANGE AGENT OR THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE RESTRICTED NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The undersigned acknowledges and agrees that a tender of Restricted Notes pursuant to any of the procedures described in the Prospectus and in this Letter of Transmittal and an acceptance of such Restricted Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     The undersigned understands that the Exchange Offer will expire at
midnight, New York City time, on [          ], 2003, unless extended by the
Company in its sole discretion or earlier terminated (the "Expiration Date").

     The name(s) and address(es) of the registered holder(s) of the Restricted Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Restricted Notes. The certificate number(s) and the Restricted Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. This tender of Restricted Notes may be withdrawn at any time prior to the Expiration Date. See "The Exchange Offer -- Withdrawal of Tenders" in the Prospectus.

     The undersigned hereby represents and warrants that: (i) the undersigned is acquiring the Exchange Notes in the ordinary course of its business; (ii) the undersigned, if not a broker-dealer, is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes; (iii) the undersigned has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes; and (iv) neither the undersigned nor any other such person is an affiliate of the Company. By tendering Restricted Notes pursuant to the Exchange Offer and executing, or otherwise becoming bound by, this letter of transmittal, a holder of Restricted Notes that is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the "Staff") to third parties, that (a) such Restricted Notes held by the broker-dealer are held only as a nominee or (b) such Restricted Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Act in connection with any resale of such Exchange Notes (provided that, by so acknowledging and by delivering a Prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act).

     The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations by the Staff, as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for Restricted Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Act), without compliance with the registration and prospectus delivery provisions of the Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and the holders have no arrangement with any person to participate in the distribution of the Exchange Notes. However, the Company has not obtained a no-action letter specifically for this Exchange Offer, and there can be no assurance that the Staff would make a similar determination with respect to the Exchange Offer as in other circumstances. If any holder is an affiliate of the Company, or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, that holder (a) cannot rely on the applicable interpretations of the Staff and (b) must comply with the registration and prospectus delivery requirements of the Act in connection with any resale transaction.

     The Company has agreed that, subject to the provisions of the registration rights agreement among the Company, the Subsidiary Guarantors (as defined therein) and the Initial Purchasers (as defined therein) dated as of March 21, 2003 (the "Registration Rights Agreement"), the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Restricted Notes, where such Restricted Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending one year after the Expiration Date (subject to extension under certain limited circumstances) or, if earlier, when all such Exchange Notes have been disposed of by such participating broker-dealer. In that regard, each broker dealer who acquired Restricted Notes for its own account as a result of market-making or other trading activities (a "participating broker-dealer"), by tendering such Restricted Notes and executing, or otherwise becoming bound by, this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such participating broker-dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the one year period referred to above during which participating broker-dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

     Restricted Notes properly tendered and not withdrawn will be accepted as soon as practicable after the satisfaction or waiver of all conditions to the Exchange Offer. The undersigned understands that the Company will deliver the Exchange Notes as promptly as practicable following acceptance of the tendered Restricted Notes. The Exchange Offer is subject to a number of conditions, as more particularly set forth in the Prospectus. See "The Exchange
Offer -- Certain Conditions to the Exchange Offer" in the Prospectus. The undersigned recognizes that as a result of these conditions the Company may not be required to accept any of the Restricted Notes tendered hereby. In that event, the Restricted Notes not accepted for exchange will be returned to the undersigned at the address shown in Box 2, "Description of Restricted Notes Tendered," unless otherwise indicated in Box 3, "Special Issuance/Delivery Instructions."

     If any tendered Restricted Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Restricted Notes than are tendered or accepted for exchange, certificates for such unaccepted or non-exchanged Restricted Notes will be returned (or, in the case of Restricted Notes tendered by book-entry transfer, such Restricted Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     Unless otherwise indicated in Box 3, "Special Issuance/Delivery Instructions," the undersigned hereby request(s) that any Restricted Notes representing principal amounts not tendered or not accepted for exchange, and that the Exchange Notes with respect to Restricted Notes accepted for exchange, be issued in the name(s) of, and delivered to, the undersigned (and in the case of Restricted Notes tendered by book-entry transfer, by credit to the account of DTC indicated therein).

     In the event that Box 3, "Special Issuance/Delivery Instructions," is completed, the undersigned hereby request(s) that any Restricted Notes representing principal amounts not tendered or not accepted for exchange, and that the Exchange Notes with respect to Restricted Notes accepted for exchange, be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated, or in the case of a book-entry delivery of Restricted Notes, please credit the account indicated therein maintained at DTC. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance/Delivery Instructions" box to transfer any Restricted Notes from the names of the registered holder(s) thereof or to issue any Exchange Notes in the name(s) of anyone other than the name(s) of the registered holder(s) of the Restricted Notes in respect of which those Exchange Notes are issued, if the Company does not accept for exchange any of the principal amount of such Restricted Notes so tendered. The undersigned recognizes that the undersigned must comply with all of the terms and conditions of the Indenture as amended or supplemented from time to time in accordance with its terms to transfer Restricted Notes either not tendered for exchange or not accepted for exchange from the name of the registered holder(s).

     For purposes of the Exchange Offer, the undersigned understands that the Company will be deemed to have accepted for exchange validly tendered Restricted Notes (or defectively tendered Restricted Notes with respect to which the Company has waived the defect) if, as and when the Company gives oral (confirmed in writing) or written notice thereof to the Exchange Agent.

     The undersigned understands that the delivery and surrender of the Restricted Notes is not effective, and the risk of loss of the Restricted Notes does not pass to the Company, until receipt by the Exchange Agent of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed (or, in the case of a book-entry transfer, an Agent's Message, if applicable, in lieu of the Letter of Transmittal), together with all accompanying evidences of authority and any other required documents in a form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Restricted Notes will be determined by the Company in its sole discretion, which determination shall be final and binding. The undersigned has completed the appropriate boxes and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: ----------------------------------------

Address:
         ----------------------------------------
              (Include Zip Code)

--------------------------------------------------

Phone Number: ----------------------------------------

Contact Person: ----------------------------------------

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

             ------------------------------------------------------

                                     BOX 4
                                PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS OF RESTRICTED NOTES REGARDLESS OF WHETHER RESTRICTED NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Restricted Notes listed in Box 2 above labeled "Description of Restricted Notes Tendered" under the column heading "Principal Amount Tendered" (or if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Restricted Notes described in that box).

This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) representing Restricted Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of those Restricted Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 2.

           SIGNATURE OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY
                       (SEE GUARANTEE REQUIREMENT BELOW)

Dated:
      --------------------------------------------------------------------------

Name(s):
        ------------------------------------------------------------------------
                                 (Please Print)

Capacity (Full Title):
                      ----------------------------------------------------------

Area Code and Telephone No.:
                            ----------------------------------------------------

Tax Identification or Social Security No.:
                                          --------------------------------------

                         MEDALLION SIGNATURE GUARANTEE
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 2)

Authorized Signature:
                     -----------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------
                               (Place Seal Here)

COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Exchange Agents Medallion Program or the Stock Exchange Medallion Program (a "Medallion Signature Guarantor") (generally, a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States (each, an "Eligible Institution")), unless (a) the Restricted Notes tendered hereby are tendered by a registered holder (or by a participant in DTC whose name appears on a security position listing as the owner of the Restricted Notes) that has not completed Box 3 entitled "Special Issuance/Delivery Instructions" in this Letter of Transmittal or (b) the Restricted Notes are tendered for the account of an eligible institution. If the Restricted Notes are registered in the name of a person other than the signer of this Letter of Transmittal if Restricted Notes not accepted for exchange or not tendered are to be returned to a person other than the registered holder or if Exchange Notes are to be issued to someone other than the signatory of this Letter of Transmittal, then the signatures on this Letter of Transmittal accompanying the tendered Restricted Notes must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 2.

     2. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If the registered holders of the Restricted Notes tendered hereby sign this Letter of Transmittal, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Restricted Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Restricted Notes.

     If any of the Restricted Notes tendered hereby are registered in the name of two or more holders, all registered holders must sign this Letter of Transmittal. If any of the Restricted Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates. If this Letter of Transmittal or any Restricted Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the Restricted Notes tendered hereby, no endorsements of the Restricted Notes or separate instruments of transfer are required unless payment is to be made, or Restricted Notes not tendered or exchanged are to be issued to a person other than the registered holders, in which case signatures on the Restricted Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

     This Letter of Transmittal and Restricted Notes should be sent only to the Exchange Agent, and not to the Company or DTC.

     If this Letter of Transmittal is signed other than by the registered holder(s) of the Restricted Notes tendered hereby, such Restricted Notes must be endorsed or accompanied by appropriate instruments of transfer, and a duly completed proxy entitling the signer to tender those Restricted Notes on behalf of the registered holders, in any case signed exactly as the name or names of the registered holders appear on the Restricted Notes and signatures on those Restricted Notes or instruments of transfer and proxy are required and must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an eligible institution.

     3. Transfer Taxes. Except as set forth in this Instruction 3, the Company will pay or cause to be paid any transfer taxes with respect to the transfer of Restricted Notes to it, or to its order, pursuant to the Exchange Offer. If Exchange Notes are to be issued or delivered to, or if Restricted Notes not tendered or exchanged are to be registered in the name of, any persons other than the registered owners, or if tendered Restricted Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be billed to the holder unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     4. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used if (a) certificates for Restricted Notes are to be physically delivered to the Exchange Agent herewith, (b) tenders are to be made according to the guaranteed delivery procedures or (c) tenders are to be made pursuant to the procedures for delivery by book-entry transfer, all as set forth in the Prospectus. For holders whose Restricted Notes are being delivered by book-entry transfer, delivery of an Agent's Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent's Message.

     To validly tender Restricted Notes pursuant to the Exchange Offer, either
(a) the Exchange Agent must receive a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) with any required signature guarantees, together with either a properly completed and duly executed Notice of Guaranteed Delivery or certificates for the Restricted Notes, or an Agent's Message, as the case may be, and any other documents required by this Letter of Transmittal, or (b) a holder of Restricted Notes must comply with the guaranteed delivery procedures set forth below.

     Holders of Restricted Notes who desire to tender them pursuant to the Exchange Offer and whose certificates representing the Restricted Notes are not lost but are not immediately available, or time will not permit all required documents to reach the Exchange Agent prior to midnight, New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Restricted Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to those procedures, (a) tender must be made by a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States and, in each instance, that is a participant in the Securities Transfer Agent Medallion Program ("STAMP") or similar program (an "eligible institution"), (b) the Exchange Agent must have received from the eligible institution, prior to midnight, New York City time, on the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery or facsimile transmission), and (c) the certificates for all physically delivered Restricted Notes in proper form for transfer or a book-entry confirmation, as the case may be, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR RESTRICTED NOTES AND OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. EXCEPT AS OTHERWISE PROVIDED HEREIN AND IN THE PROSPECTUS, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, WE RECOMMEND THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance, withdrawal and revocation of Restricted Notes tendered for exchange will be determined by the Company in its sole discretion, whose determination will be final and binding. The Company reserves the right to waive any defects or irregularities in the tender or conditions of the Exchange Offer as to any particular Restricted Notes. The interpretation of the Company of the terms and conditions of the Exchange Offer (including these Instructions) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within the time determined by the Company. No alternative, conditional or contingent tenders will be accepted. Neither the Company, the Exchange Agent or any other person will be under any duty to give notice of any defects or irregularities in any tender or will incur any liability for failure to give any notice. Tenders of Restricted Notes will not be deemed to have been made until irregularities have been cured or waived. Any certificates constituting Restricted Notes received by the Exchange Agent that are not properly tendered or as to which irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     5. Partial Tenders and Withdrawal Rights. Tenders of Restricted Notes will be accepted only in the principal amount of $1,000 and multiples thereof. If less than all the Restricted Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Restricted Notes which are to be tendered in the box entitled "Aggregate principal amount tendered." In such case, new certificate(s) for the remainder of the Restricted Notes that were evidenced by your old certificate(s) will only be sent to the holder of the Restricted Notes, promptly after the Expiration

Date. All Restricted Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Restricted notes tendered pursuant to the Exchange Offer may be withdrawn, as provided below, at any time prior to midnight, New York City time, on the Expiration Date. For the withdrawal of a tender to be effective, a written, telegraphic or facsimile transmitted notice of withdrawal must be received by the Exchange Agent at the address or number set forth above prior to the Expiration Date. Any notice of withdrawal must (a) specify the name of the person who tendered the Restricted Notes, (b) identify the Restricted Notes to be withdrawn, (c) if certificates for Restricted Notes have been delivered to the exchange agent, specify the name in which the Restricted Notes are registered, if different from that of the withdrawing holder, (d) if certificates for Restricted Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of those certificates, submit the serial numbers of the particular certificates to be withdrawn, (e) if Restricted Notes have been tendered using the procedure for book-entry transfer described above, specify the name and number of the account at DTC to be credited with the withdrawn restricted notes and otherwise comply with the procedures of that facility, and (f) be signed in the same manner required by the Letter of Transmittal by which the Restricted Notes were tendered (including any required signature guarantees, endorsements and/or powers). All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the Company, whose determination will be final and binding on all parties. The Restricted Notes so withdrawn, if any, will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Restricted Notes which have been tendered for exchange but which are withdrawn will be returned to the holder without cost to the holder as soon as practicable after withdrawal. Properly withdrawn Restricted Notes may be retendered on or prior to midnight, New York City time, on the Expiration Date by following the procedures for tender described in this Letter of Transmittal. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notice of any defects or irregularities in any notice of withdrawal or will incur any liability for failure to give such a notice.

     6. Substitute Form W-9. Each tendering holder (or other recipient of any Exchange Notes) is required to provide the Exchange Agent with a correct taxpayer identification number ("TIN"), generally the holder's Social Security or Federal Employer Identification Number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other person) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder (or other person) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on any payment. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder (or other person) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 30% on all reportable payments, if any, until a TIN is provided to the Exchange Agent.

     7. Inadequate Space. If the space provided in the box captioned "Description of Restricted Notes Tendered" is inadequate, the certificate number(s) and/or the principal amount of Restricted Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     8. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Restricted Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

     9. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at its telephone number set forth below.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), OF AN AGENT'S MESSAGE IN LIEU THEREOF, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY
             THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a holder whose tendered Restricted Notes are accepted for payment is required to provide the Exchange Agent with the holder's current TIN on Substitute Form W-9 below, or, alternatively, to establish another basis for an exemption from backup withholding. If the holder is an individual, the TIN is his or her Social Security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment made to the holder or other payee with respect to Restricted Notes exchanged pursuant to the Exchange Offer or to Exchange Notes may be subject to a 28% back-up withholding tax.

     Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN or other appropriate Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 28% of any payment made to the holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on any payment made to a holder or other payee with respect to Restricted Notes exchanged pursuant to the Exchange Offer or to Exchange Notes, the holder is required to notify the Exchange Agent of the holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that the holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The holder is required to give the Exchange Agent the TIN (e.g. Social Security number or Federal Employer Identification Number) of the registered owner of the Restricted Notes. If the Restricted Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

--------------------------------------------------------------------------------

                                         BOX 9
                        PAYER'S NAME: PEABODY ENERGY CORPORATION
---------------------------------------------------------------------------------------
          SUBSTITUTE                                                                     -----------------------------------
           FORM W-9              PART 1 -- PLEASE PROVIDE YOUR NAME AND TIN IN THE BOX                  Name
                                 AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
  Department of the Treasury     ------------------------------------------------------  -----------------------------------
   Internal Revenue Service                                                                    Social Security Number

                                                                                                         OR
 Payer's Request for Taxpayer    PART 2
  Identification Number (TIN)                                                            -----------------------------------
                                 Certification -- Under penalty of perjury, I certify      Employer Identification Number
                                 that:
                                                                                         -----------------------------------
                                                                                                    PART 3 --
                                 (1) The number shown on this form is my correct Tax-
                                     payer Identification Number (or I am waiting for a           [ ] Awaiting TIN
                                     number to be issued to me), and
                                 (2) I am not subject to backup withholding because (a)
                                      I am exempt from backup withholding, or (b) I have
                                      not been notified by the Internal Revenue Service
                                      (the "IRS") that I am subject to backup
                                      withholding as a result of a failure to report all
                                      interest or dividends, or (c) the IRS has notified
                                      me that I am no longer subject to backup
                                      withholding, and
                                 (3) I am a U.S. person (including a U.S. resident
                                      alien).
----------------------------------------------------------------------------------------------------------------------------

                                 CERTIFICATE INSTRUCTIONS -- You must cross out item (2)
                                 above if you have been notified by the IRS Sign Here that
                                 you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return.
                                 However, if after being notified by the IRS that you were
                                 subject to backup withholding you received another
                                 notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
                                 ----------------------------------------------------------

           Sign Here             The Internal Revenue Service does not require your consent to any provision of this document other than the
                                 certifications required to avoid backup withholding.
                                 SIGNATURE
                                 ----------------------------------------------------------
                                 DATE
                                 ----------------------------------------------------------
--------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF UP TO 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment of all reportable payments made to me will be withheld.

Signature                                  Date                        , 20
          --------------------------------      ----------------------      --

     In order to tender, a holder should send or deliver a properly completed and signed Letter of Transmittal, certificates for the Restricted Notes and any other required documents to the Exchange Agent at the address set forth below or tender pursuant to DTC's Automated Tender Offer Program. The Exchange Agent for the Exchange Offer is:

                          US BANK NATIONAL ASSOCIATION

   By Mail or Overnight Delivery:                By Facsimile:                      By Hand Delivery:
       U.S. Bank Trust Center          (for Eligible Institutions only)           U.S. Bank Trust Center
       180 East Fifth Street                    (651) 244-1537                    180 East Fifth Street
         St. Paul, MN 55101          Attention: Specialized Finance Group           St. Paul, MN 55101
Attention: Specialized Finance Group                                       Attention: Specialized Finance Group
                                             Confirm by Telephone:
                                                (800) 934-6802

         GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

    ON SUBSTITUTE FORM W-9 OF THE INTERNAL REVENUE SERVICE
GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER

Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification number have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

       ------------------------------------------------------------------

                                         GIVE THE SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                NUMBER OF:
---------------------------------------------------------------------
 1.  Individual                          The individual
 2.  Two or more individuals (joint      The actual owner of the
     account)                            account or, if the first
                                         individual on the account(1)
 3.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable savings      The grantor-trustee(1)
     trust account (grantor is also
        trustee)
     b. So-called trust account that     The actual owner(1)
     is not a legal or valid trust
        under state law
---------------------------------------------------------------------
                                         GIVE THE SOCIAL SECURITY
  FOR THIS TYPE OF ACCOUNT:              NUMBER OF:
---------------------------------------------------------------------
 5.  Sole proprietorship account         The owner(3)
 6.  A valid trust, estate or pension    Legal entity (Do not furnish
     trust identifying number of         the personal representative
                                         or trustee unless the legal
                                         entity itself is not
                                         designated in the account
                                         title.)(4)
 7.  Corporate                           The corporation
 8.  Association, club, religious,       The organization
     charitable, educational or other
     tax-exempt organization
 9.  Partnership                         The partnership
10.  A broker or registered nominee      The broker or nominee
11.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a state
     or local government, school
     district, or prison) that
     receives agricultural program
     payments

       ------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN.

(4) List first and circle the name of the legal trust, estate, or pension trust.
    Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name issued.

    Section references are to the Internal Revenue Code.

    PURPOSE OF FORM. -- A person who is required to file an information return with the IRS must get your correct TIN to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. Giving your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

    WHAT IS BACKUP WITHHOLDING? -- Persons making certain payments to you must withhold and pay to the IRS 28% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

    If you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

    1. You do not furnish your TIN to the requester; or

    2. The IRS tells the requester that you furnished an incorrect TIN; or

    3. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or

    4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only); or

    5. You do not certify your TIN. See the Part III Instructions for exceptions.

    Certain payees and payments are exempt from backup withholding and information reporting. See the Part II Instructions and the separate Instructions for the Requester of Form W-9.

    HOW TO GET A TIN. -- If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Number Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

    If you do not have a TIN, write "Applied For" in the space for the TIN in
Part I, sign and date the form, and give it to the requester. Generally, you will then have 60 days to get a TIN and give it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

    NOTE: Writing "Applied For" on the form means that you have already applied for a TIN OR that you intend to apply for one soon.

    As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.
PENALTIES

    FAILURE TO FURNISH TIN. -- If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

    CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

    CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

    MISUSE OF TINS. -- If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties. SPECIFIC INSTRUCTIONS

    NAME. -- If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your name, the last name shown on your social security card and your new last name.

    SOLE PROPRIETOR. -- You must enter your individual name. (Enter either your SSN or EIN in Part I). You may also enter your business name or "doing business as" name on the business name line. Enter your name as shown on your social security card and business name as it was used to apply for your EIN on Form SS-4.

PART I -- TAXPAYER IDENTIFICATION NUMBER (TIN)

    You must enter your TIN in the appropriate box. If you are a sole proprietor, you may enter your SSN or EIN. Also see the chart on page 16 for further clarification of name and TIN combinations. If you do not have a TIN, follow the instructions under How To Get A TIN on page 17.

PART II -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

    Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

    If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in
Part I, write "Exempt" in Part II, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

PART III -- CERTIFICATION

    For a joint account, only the person whose TIN is shown in Part I should sign.

    1. Interest, Dividend, and Barter Exchange Accounts Opened Before 1984 and Broker Accounts Considered Active During 1983. You must give your correct TIN, but you do not have to sign the certification.

    2. Interest, Dividend, Broker, and Barter Exchange Accounts Opened. After 1983 and Broker Accounts Considered Inactive During 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out Item 2 in the certification before signing the form.

    3. Real Estate Transactions. You must sign the certification. You may cross out Item 2 of the certification.

    4. Other Payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

    5. Mortgage Interest Paid by You, Acquisitions or Abandonment of Secured Property, Cancellation of Debt, or IRA Contributions. You must give your correct TIN, but you do not have to sign the certification.

PRIVACY ACT NOTICE

    Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.